                                                                   EXHIBIT 10.45



                                INDUSTRIAL LEASE
                             (1345 Crossman Avenue)



                       Effective Date: December ___, 1999



                                  DEFINED TERMS



Landlord:                           NETWORK APPLIANCE, INC., a California
                                    corporation

Landlord's Address For Notice:      495 East Java Drive
                                    Sunnyvale, California  94089
                                    Attention:  Mr. Thomas Bryant

Tenant:                             TRW INC., an Ohio corporation

Tenant's Address For Notice:        TRW Inc.
                                    12011 Sunset Hills Road
                                    Reston, Virginia 20190
                                    Attn: Ms. Marsha A. Klontz

                                    And to:

                                    TRW Electronic Systems
                                    1330 Geneva Drive
                                    P.O. Box 3510
                                    Sunnyvale, California 94088-3510

Project: Certain parcels of land situated in Santa Clara County, California consisting of
                                    27.848 acres of land described as APN
                                    #110-42.2.2.6.7.8, having addresses of 1345
                                    and 1346 Crossman Avenue and 1330 and 1350
                                    Geneva Drive in Sunnyvale, California

Building:                           1345 Crossman Avenue, Sunnyvale, California

Premises:                           The Building, together with the Property

Property:                           That certain real property described in
                                    Exhibit A hereto

Term:                               From the Commencement Date to December 31,
                                    2000

Commencement Date:                  December ___, 1999

Base Rent Per Month:                One Hundred Fifteen Thousand and No/100
                                    Dollars ($115,000.00)

Lease Year:                         Shall refer to each three hundred sixty-five
                                    (365) day period during the Term commencing on the Commencement Date and on each anniversary thereof.

Permitted Uses:                     General office purposes and no other uses
                                    shall be permitted without the prior written consent of Landlord.

EXHIBITS

         A  -  Premises
         B  -  Estoppel Certificate


                  The Defined Terms set forth above and the Exhibits attached hereto are incorporated into and made a part of the following Lease. Each reference in this Lease to any of the Defined Terms shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Defined Terms and the provisions of the Lease, the latter shall control.

               LANDLORD (_________) AND TENANT (_________) AGREE.
                          initial                initial

                                Table of Contents



                                                                                                               Page
                                                                                                               ----
1.       PREMISES.................................................................................................1
         1.1.     Premises........................................................................................1
         1.2.     Reserved Rights.................................................................................1
         1.3.     As-Is...........................................................................................1

2.       TERM.....................................................................................................1

3.       RENT.....................................................................................................1
         3.1.     Base Rent.......................................................................................1
         3.2.     Late Charge and Interest........................................................................1
         3.3.     Net Lease.......................................................................................2

4.       UTILITIES................................................................................................2

5.       TAXES....................................................................................................2
         5.1.     Real Property Taxes.............................................................................2
         5.2.     Definition of Real Property Taxes...............................................................2
         5.3.     Personal Property Taxes.........................................................................3

6.       INSURANCE................................................................................................3
         6.1.     Landlord........................................................................................3
         6.2.     Tenant..........................................................................................3
         6.3.     General.........................................................................................4
         6.4.     Indemnity.......................................................................................4
         6.5.     Exemption of Landlord from Liability............................................................5

7.       REPAIRS AND MAINTENANCE..................................................................................5
         7.1.     Tenant..........................................................................................5
         7.2.     Landlord........................................................................................5

8.       ALTERATIONS..............................................................................................5
         8.1.     Trade Fixtures; Alterations.....................................................................5
         8.2.     Damage; Removal.................................................................................6
         8.3.     Liens...........................................................................................6

9.       USE......................................................................................................6

10.      ENVIRONMENTAL MATTERS....................................................................................7
         10.1.    Hazardous Materials.............................................................................7
         10.2.    Indemnification.................................................................................7

11.      DAMAGE AND DESTRUCTION...................................................................................8
         11.1.    Casualty........................................................................................8
         11.2.    Tenant's Fault..................................................................................9
         11.3.    Uninsured Casualty..............................................................................9

         11.4.    Waiver..........................................................................................9

12.      EMINENT DOMAIN...........................................................................................9
         12.1.    Total Condemnation..............................................................................9
         12.2.    Partial Condemnation............................................................................9
         12.3.    Award...........................................................................................9
         12.4.    Temporary Condemnation.........................................................................10

13.      DEFAULT.................................................................................................10
         13.1.    Events of Defaults.............................................................................10
         13.2.    Remedies.......................................................................................11
         13.3.    Cumulative.....................................................................................12

14.      ASSIGNMENT AND SUBLETTING...............................................................................12

15.      ESTOPPEL, ATTORNMENT AND SUBORDINATION..................................................................13
         15.1.    Estoppel.......................................................................................13
         15.2.    Attornment.....................................................................................13
         15.3.    Subordination..................................................................................13

16.      MISCELLANEOUS...........................................................................................14
         16.1.    General........................................................................................14
         16.2.    Signs..........................................................................................15
         16.3.    Waiver.........................................................................................15
         16.4.    Financial Statements...........................................................................15
         16.5.    Limitation of Liability........................................................................15
         16.6.    Notices........................................................................................15
         16.7.    Brokerage Commission...........................................................................15
         16.8.    Authorization..................................................................................16
         16.9.    Holding Over; Surrender........................................................................16
         16.10.   Joint and Several..............................................................................16
         16.11.   Covenants and Conditions.......................................................................16
         16.12.   Addenda........................................................................................16

1.       PREMISES.

         1.1. Premises. Landlord hereby leases to Tenant the Premises as shown on Exhibit A attached hereto, but excluding any other portion of the Project.

         1.2. Reserved Rights. Landlord reserves the right to enter the Premises upon reasonable notice to Tenant (except in case of an emergency) and/or to undertake the following: inspect the Premises and/or the performance by Tenant of the terms and conditions hereof. Landlord acknowledges and agrees that any such activities by Landlord on the Premises shall be subject to any reasonable security precautions created by Tenant as a result of any classified work performed by Tenant in the Building on behalf of the United States Government.

         1.3. As-Is. Tenant acknowledges that Tenant has owned and occupied the Premises for an extensive period of time prior to the Commencement Date of this Lease and, as such, is familiar with the physical condition thereof. Tenant recognizes that Landlord would not lease the Premises except on an "as-is" basis and that Landlord has made no representations of any kind in connection with improvements or physical conditions on, or bearing on, the use or condition of the Premises.

2. TERM. The Term of the Lease shall commence ("Commencement Date") on the Commencement Date and expire on December 31, 2000. Tenant has determined that the Premises are acceptable for Tenant's use; and acknowledges that Landlord has made no representations or warranties in connection with the physical condition of the Premises or Tenant's use of the same upon which Tenant has relied directly or indirectly for any purpose.

3.       RENT.

         3.1. Base Rent. Tenant shall pay to Landlord, at such address as Landlord shall from time to time designate in writing to Tenant for the payment of Rent, the Base Rent, without notice, demand, offset or deduction, on the first day of each calendar month. Upon the execution of this Lease, Tenant shall pay to Landlord the first month's Base Rent. If the Term commences (or ends) on a date other than the first (or last) day of a month, Tenant shall pay on the Commencement Date or first day of the last month a pro rata portion of Base Rent, prorated on a per diem basis with respect to the portion of the month within the Term. All sums other than Base Rent which Tenant is obligated to pay under this Lease shall be deemed to be additional rent due hereunder, whether or not such sums are designated "additional rent." The term "Rent" means the Base Rent and all additional rent payable hereunder.

         3.2. Late Charge and Interest. The late payment of any Rent will cause Landlord to incur additional costs, including administration and collection costs and processing and accounting expenses and increased debt service. If Landlord has not received any installment of Rent within five (5) days after such amount is due, Tenant shall pay a late charge of ten percent (10%) of the delinquent amount, which is agreed to represent a reasonable estimate of the costs incurred by Landlord. In addition, all such delinquent amounts shall bear interest from the date such amount was due until paid in full at a rate per annum ("Applicable Interest Rate") equal to the greater of (a) five percent (5%) per annum plus the then federal discount rate on advances to member banks in effect at the Federal Reserve Bank of San Francisco on the 25th day of the month preceding the date of this Lease or (b) ten percent (10%); provided, in no event shall the Applicable Interest Rate exceed the maximum interest rate permitted by law which may be charged under such circumstances. Landlord and Tenant recognize that the damage which Landlord shall suffer as a result of Tenant's failure to pay such amounts is difficult to ascertain and said late charge and interest are the best estimate of the damage which Landlord shall suffer in the event of late payment.

         3.3. Net Lease. Tenant acknowledges that the Rent shall be absolutely net and carefree to the Landlord, except as set forth herein. Landlord shall nit be responsible for any costs, charges, expenses or outlays of any nature or kind whatsoever arising from or relating to the Premises, except as provided for herein. Tenant shall pay all such charges, impositions, costs and expenses of every nature and kind to Landlord's complete exoneration.

4. UTILITIES. Tenant shall pay all charges for heat, water, gas, electricity and any other utilities used on the Premises directly to the utility provider. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute constructive eviction or grounds for rental abatement. In the event the Premises is not separately metered, Landlord shall have the option, subject to Landlord's review and the terms of this Lease, to cause the Premises to be separately metered at Tenant's cost and expense.

5.       TAXES.

         5.1. Real Property Taxes. Tenant shall pay any and all of the Real Property Taxes for the Premises to the relevant taxing authority on or before the date due. Tenant shall provide Landlord with written evidence of such payment of taxes concomitantly with the payment thereof.

         5.2. Definition of Real Property Taxes. "Real Property Taxes" shall be the sum of the following: all real property taxes, possessory interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit charges, housing fund assessments, open space charges, childcare fees, school fees or any other assessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, confirmed or imposed by any public authority upon the Project (or any real property comprising any portion thereof) or its operations, together with all taxes, assessments or other fees imposed by any public authority upon or measured by any Rent or other charges payable hereunder, including any gross income tax or excise tax levied by the local governmental authority, the federal government or any other governmental body with respect to receipt of such rental, or upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or upon this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, together with any tax imposed in substitution, partially or totally, of any tax previously included within the aforesaid definition or any additional tax the nature of which was previously included within the aforesaid definition, together with the costs and expenses (including attorneys fees) of challenging any of the foregoing or seeking the reduction in or abatement, redemption or return of any of the foregoing, but only to the extent of any such reduction, abatement, redemption or return. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate or inheritance tax of Landlord, or any income, profits or revenue tax or charge upon the net income of Landlord.

         5.3. Personal Property Taxes. Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and other personal property located and/or installed on the Property by Tenant; and Tenant shall provide Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

6.       INSURANCE.

         6.1. Landlord. Landlord shall, at Tenant's expense, obtain and keep in force at all times the following insurance:

              6.1.1. Building. Insurance insuring the Building and the Landlord's interest in any betterments and improvements against fire and extended coverage (including "all risk" coverage, earthquake/volcanic action, flood and/or surface water insurance) for the full replacement cost of the Building, with deductibles and the form and endorsements of such coverage as is required by any synthetic lender of Landlord with an interest in the Building at the time, together with rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least twelve (12) months commencing on the date of loss. Tenant shall reimburse Landlord for the cost of such insurance for such period of time that is consistent with the Term of this Lease within ten (10) business days of receipt of request therefor, provided such request is accompanied by related invoices therefor.

         6.2. Tenant. Tenant shall, at Tenant's expense, obtain and keep in force at all times the following insurance:

              6.2.1. Commercial General Liability Insurance (Occurrence Form). A policy of commercial general liability insurance (occurrence form) having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence providing coverage for, among other things, blanket contractual liability, premises, products/completed operations and personal and advertising injury coverage, with deletion of the exclusion for explosion, collapse or underground hazard, if applicable, and, if necessary, Tenant shall provide for restoration of the aggregate limit;

              6.2.2. Automobile Liability Insurance. Comprehensive automobile liability insurance having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance, or use of any owned, hired or non-owned automobiles;

              6.2.3. Workers' Compensation and Employer's Liability Insurance. Workers' compensation insurance having limits not less than those required by state statute and federal statute, if applicable, and covering all persons employed by Tenant in the conduct of its operations on the Premises (including the all states endorsement and, if applicable, the volunteers endorsement), together with employer's liability insurance coverage in the amount of at least One Million Dollars ($1,000,000); and

              6.2.4. Property Insurance. "All risk" property insurance including boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, fixtures and equipment, including electronic data processing equipment, of Tenant (and coverage for the full replacement cost thereof including business interruption of Tenant) ("Tenant's Property").

         6.3. General.

              6.3.1. Insurance Companies. Insurance required to be maintained by Tenant shall be written by companies licensed to do business in the state in which the Premises are located and having a "General Policyholders Rating" of at least A (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Guide."

              6.3.2. Certificates of Insurance. Tenant shall deliver to Landlord certificates of insurance for all insurance required to be maintained by Tenant prior to the date of possession of the Premises. Tenant shall, at least ten (10) days prior to expiration of the policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after sixty (60) days prior written notice to the parties named as additional insureds in this Lease (except in the case of cancellation for nonpayment of premium in which case cancellation shall not take effect until at least (10) days' notice has been given to Landlord). If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses and cost resulting from said failure.

              6.3.3. Additional Insureds. Landlord and any property management company of Landlord for the Premises shall be included as additional insureds, to the extent that the Tenant has an obligation under Section 6.4, under all of the policies required by Section 6.2.1. The policies required under Section
6.2.1 shall provide for severability of interest.

              6.3.4. Primary Coverage. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance of Landlord. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease.

              6.3.5. Waiver of Subrogation. Landlord and Tenant each waives any right to recover against the other for claims for damages to its property covered by insurance. This provision is intended to waive fully, and for the benefit of Landlord and Tenant, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier.

         6.4. Indemnity. Tenant shall indemnify, defend by counsel satisfactory to Landlord, and hold harmless Landlord from and against any and all claims arising from (i) Tenant's use of the Premises, the conduct of Tenant's business or any activity, work or things done, permitted or suffered by Tenant in or about the Premises, the Building or elsewhere and (ii) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, arising from any negligence of Tenant or any of Tenant's agents, contractors or employees, including all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises or the Building arising from any cause; and Tenant hereby waives all claims in respect thereof against Landlord except to the extent such claims are caused by Landlord's gross negligence or willful misconduct.

         6.5. Exemption of Landlord from Liability. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Premises or the Building, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by fire, steam, electricity, gas, water or rain, or from the breakage, leakage or other defects of sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises, the Building or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Building.

7.       REPAIRS AND MAINTENANCE.

         7.1. Tenant. Tenant shall keep and maintain any and all portions of the Premises and the Building, including structural portions thereof, floors and floor coverings, interior plumbing, HVAC and other building system equipment, electrical wiring, fixtures and equipment in good repair and in a clean and safe condition, and repair and/or replace any and all of the foregoing in a good and workmanlike manner. Without limiting the foregoing, Tenant shall, at Tenant's sole expense, (a) immediately replace all broken glass in the Premises with glass equal to or in excess of the specification and quality of the original glass; and (b) repair any area damaged by Tenant, Tenant's agents, employees, invitees and visitors, including any damage caused by any roof penetration, whether or not such roof penetration was approved by Landlord.

         7.2. Landlord. Landlord shall have no obligation whatsoever to maintain any portion of the Building or Premises. Tenant waives any right to repair at the expense of Landlord under any applicable governmental laws, ordinances, statutes, orders or regulations now or hereafter in effect respecting the Premises.

8.       ALTERATIONS.

         8.1. Trade Fixtures; Alterations. Tenant may install necessary trade fixtures, equipment and furniture in the Building, provided that such items are installed and are removable without structural damage to the Building. Tenant shall not make, or allow to be made, any alterations or physical additions in, about or to the Premises that affect the structural aspects of the Building, the Building roof or Building foundation without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any such alterations and additions, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said matters. If a Notice of Completion is required for such work, Tenant shall file it and provide Landlord with a copy. Tenant shall provide Landlord with a set of "as-built" drawings for any such work.

         8.2. Damage; Removal. Tenant assumes the risk of damage to any of Tenant's fixtures, equipment, furniture or alterations. Tenant shall repair all damage to the Premises and/or Building caused by the installation or removal of such items. Upon the termination of this Lease, Tenant shall remove any or all alterations, additions, improvements and partitions made or installed by Tenant and restore the Premises to their condition existing prior to the construction of any such items; provided, however, Landlord may permit, upon written notice to Tenant (to the extent requested to do so by Tenant at the time notice thereof is given), any such items designated by Landlord to remain on the Premises, in which event they shall be and become the property of Landlord upon the termination of this Lease. All such removals and restoration shall be accomplished in a good and workmanlike manner and so as not to cause any damage to the Premises, the Building or the Project whatsoever.

         8.3. Liens. Tenant shall promptly pay and discharge all claims for labor performed, supplies furnished and services rendered at the request of Tenant and shall keep the Premises free of all mechanics' and materialmen's liens in connection therewith. Tenant shall provide at least ten (10) days prior written notice to Landlord before any labor is performed, supplies furnished or services rendered on or at the Premises and Landlord shall have the right to post on the Premises notices of non-responsibility. If any lien is filed, Landlord may take such action as may be necessary to remove such lien and Tenant shall pay Landlord such amounts expended by Landlord together with interest thereon at the Applicable Interest Rate from the date of expenditure.

9.       USE.

              The Premises shall be used only for the Permitted Uses and for no other uses and otherwise consistent with any applicable governmental laws, ordinances, statutes, orders and regulations and any declaration of covenants, conditions and restrictions or any supplement thereto which has been recorded in any official or public records with respect to the Project or any portion thereof. Tenant shall comply with all applicable governmental laws, ordinances, and statutes applicable to the Premises or Building. Tenant shall not commit waste, overload the floors or structure of the Building, subject the Premises or the Project to any use which would damage the same or raise or violate any insurance coverage, permit any unreasonable odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises, take any action which would constitute a nuisance or would disturb, obstruct or endanger any other tenants, take any action which would abrogate any warranties, or use or allow the Premises to be used for any unlawful purpose. Tenant shall not use any parking spaces for the Project other than the parking spaces located on the Premises. Landlord shall not be responsible for non-compliance by any other tenant or occupant with any of the rules or regulations or any other terms or provisions of such tenant's or occupant's lease. Tenant shall promptly comply with the reasonable requirements of any board of fire insurance underwriters or other similar body now or hereafter constituted.

10.      ENVIRONMENTAL MATTERS.

         10.1. Hazardous Materials. Tenant shall not cause, or allow any of Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees or subtenants (collectively, "Tenant's Parties") to cause or permit, any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises, the Building or the Project, except for routine office and janitorial supplies and the Hazardous Materials listed on Schedule 1 hereto in usual and customary quantities stored, used and disposed of in accordance with all applicable Environmental Laws. As used herein, "Hazardous Materials" means any chemical, substance, material, controlled substance, waste or combination thereof which is hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity or other harmful or potentially harmful properties or effects, including, without limitation, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls (PCBs) and all of those chemicals, substances, materials, controlled substances, wastes or combinations thereof which are listed, defined or regulated in any manner by any Environmental Law based upon, directly or indirectly, such properties or effects. As used herein, "Environmental Laws" means any and all federal, state or local environmental, health and/or safety-related laws, regulations, standards, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing which are applicable to Tenant or the Premises. Tenant and Tenant's Parties shall comply with all Environmental Laws and promptly notify Landlord of the presence of any Hazardous Materials, other than as permitted above, on the Premises or any violation of any Environmental Law. Landlord shall have the right to inspect the Premises and to conduct tests and investigations to determine whether Tenant is in compliance with the foregoing provisions. If such tests indicate the presence of any environmental condition, Tenant shall reimburse Landlord for the cost of conducting such tests. The phrase "environmental condition" shall mean any condition relating to any Hazardous Materials, including surface water, groundwater, drinking water supply, land, surface or subsurface strata or the ambient air and includes air, land and water pollutants, being present at the Property in violation of Environmental Laws or in a manner which, in the reasonable opinion of the Landlord's environmental consultant, is substantially likely to cause health problems for occupants of the Premises or a future violation of Environmental Law. In the event of any such environmental condition, Tenant shall promptly take any and all steps necessary to rectify the same or shall, at Tenant's election, reimburse Landlord, upon demand, for the cost to Landlord of performing rectifying work. Upon the expiration or earlier termination of this Lease, Tenant shall remove any and all Hazardous Materials on, under or about the Premises.

         10.2. Indemnification. Tenant shall indemnify, protect, defend (by counsel acceptable to Landlord) and hold harmless Landlord and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their respective successors and assigns (individually and collectively, "Indemnities") from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (a) Tenant and/or Tenant's Parties' breach of any prohibition or provision of the preceding section, or (b) the presence of Hazardous Materials on, under or about the Premises or other properties as a result (directly or indirectly) of Tenant's and/or Tenant's Parties' activities, or failure to act when legally required to do so in connection with the Premises. This indemnity shall include the cost of any required or necessary repair, cleanup or detoxification, and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. The written consent by Landlord to the presence of Hazardous Materials on, under or about the Premises shall not excuse Tenant from Tenant's obligation of indemnification pursuant hereto. Tenant's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease.

11.      DAMAGE AND DESTRUCTION.

         11.1. Casualty. If the Building should be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice to Landlord. Within thirty (30) days after receipt thereof, Landlord shall notify Tenant whether such repairs can reasonably be made: (1) within thirty (30) days; (2) in more than thirty (30) days but in less than ninety (90) days; or (3) in more than ninety (90) days from the date of such notice.

               11.1.1. Less Than 30 Days. If the Building should be damaged only to such extent that rebuilding or repairs can be reasonably completed within thirty (30) days, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage, Landlord shall repair the Building, except that Landlord shall not be required to rebuild, repair or replace any alterations, partitions, fixtures, additions and other improvements which may have been placed in, on or about the Building by or for the benefit of Tenant. The Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Building only to the extent rental abatement insurance proceeds are received by Landlord and the Building are unfit for occupancy.

               11.1.2. Greater Than 30 Days. If the Building should be damaged only to such extent that rebuilding or repairs can be reasonably completed in more than thirty (30) days but in less than ninety (90) days, then Landlord shall have the option of: (1) terminating the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Building; or (2) electing to repair the Building, provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair or replace any part of the alterations, partitions, fixtures, additions and other improvements which may have been placed in, on or about the Building by or for the benefit of Tenant). The Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Building only to the extent rental abatement insurance proceeds are received by Landlord and the Building is unfit for occupancy.

               11.1.3. Greater Than 90 Days. If the Building should be so damaged that rebuilding or repairs cannot be completed within ninety (90) days, either Landlord or Tenant may terminate by giving written notice within ten (10) days after notice from Landlord regarding the time period of repair; and this Lease and the Rent shall be abated from the date Tenant vacates the Building. In the event that neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Building , provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair or replace any alterations, partitions, fixtures, additions and other improvements which may have been placed in, on or about the Building by or for the benefit of

Tenant). During the time when Landlord is prosecuting such repairs to completion, the Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Building only to the extent rental abatement insurance proceeds are received by Landlord and only during the period that the Building is are unfit for occupancy.

         11.2. Tenant's Fault. If any portion of the Building is damaged resulting from the fault, negligence or breach of this Lease by Tenant or any of Tenant's Parties, Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such cost is not covered by insurance proceeds.

         11.3. Uninsured Casualty. In the event that any portion of the Building is damaged and is not fully covered by insurance proceeds received by Landlord or in the event that the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Tenant shall have the right to terminate this Lease by delivering written notice of termination to Landlord within thirty (30) days after the date of notice to Tenant of any such event. In the event that Tenant does not elect to terminate this Lease, Landlord shall have the right to terminate this Lease by delivering written notice to Tenant within thirty (30) days after such election by Tenant or Tenant's failure to elect, as applicable, whereupon all rights and obligations shall cease and terminate hereunder.

         11.4. Waiver. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law.

12.      EMINENT DOMAIN.

         12.1. Total Condemnation. If all of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), this Lease shall terminate as of the date of title vesting in such proceeding and Rent shall be adjusted to the date of termination.

         12.2. Partial Condemnation. If any portion of the Premises is Condemned and such partial condemnation renders the Premises unusable for Tenant's business, or if a substantial portion of the Building is Condemned, this Lease shall terminate as of the date of title vesting or order of immediate possession in such proceeding and Rent shall be adjusted to the date of termination. If such partial condemnation does not render the Premises unusable for the business of Tenant or less than a substantial portion of the Building is Condemned, Landlord shall promptly restore the Premises to the extent of any condemnation proceeds recovered by Landlord, excluding the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting Rent shall be adjusted, as reasonably determined by Landlord.

         12.3. Award. If the Premises are wholly or partially Condemned, Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided that Tenant shall have the right to recover from the condemning authority such compensation as may be separately awarded to Tenant in connection with costs in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location.

         12.4. Temporary Condemnation. In the event of a temporary condemnation, this Lease shall remain in effect, Tenant shall continue to pay Rent and Tenant shall receive any award made for such condemnation. If a temporary condemnation remains in effect at the expiration or earlier termination of this Lease, Tenant shall pay Landlord the reasonable cost of performing any obligations required of Tenant with respect to the surrender of the Premises. If a temporary condemnation is for a period which extends beyond the Term, this Lease shall terminate as of the date of occupancy by the condemning authority and any such award shall be distributed in accordance with the preceding section.

13.      DEFAULT.

         13.1. Events of Defaults. The occurrence of any of the following events shall, at Landlord's option, constitute an "Event of Default":

               13.1.1. Vacation or abandonment of the Premises for a period of thirty (30) consecutive days, and Tenant waives any right to notice Tenant may have under applicable law;

               13.1.1 Vacation or abandonment of the Premises for a period of thirty (30) consecutive days, and Tenant waives any right to notice Tenant may have under applicable law;

               13.1.2. Failure to pay Rent on the date when due, the failure continuing for a period of five (5) days after payment is due;

               13.1.3. Failure to perform Tenant's covenants hereunder (except default in the payment of Rent); provided, if such default is susceptible of cure and Tenant has promptly commenced the cure of such default and is diligently prosecuting such cure to completion, then the same must remain uncured for thirty (30) days after written notice thereof from Landlord;

               13.1.4. The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty
(60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

               13.1.5. The making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease; or

               13.1.6. A default by Tenant beyond any applicable notice and cure period pursuant to the terms of any lease entered into between Landlord and Tenant for space in the Project.

         13.2. Remedies.

               13.2.1. Termination. In the event of the occurrence of any Event of Default, Landlord shall have the right to give a written termination notice to Tenant and, on the date specified in such notice, this Lease shall terminate unless on or before such date all arrears of Rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other Events of Default at the time existing shall have been fully remedied to the satisfaction of Landlord.

                       13.2.1.1. Repossession. Following termination, without prejudice to other remedies Landlord may have, Landlord may (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom.

                       13.2.1.2. Unpaid Rent. Landlord shall have all the rights and remedies of a landlord provided by applicable law, including the right to recover from Tenant: (a) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination, (b) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of loss of rent that Tenant proves could have been reasonably avoided, (c) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, and (d) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. The phrase "worth, at the time of award," as used in (a) and
(b) above, shall be computed at the greater of 10% per annum or 5% per annum plus the federal discount rate on advances to member banks in effect at the Federal Reserve Bank of San Francisco on the 25th day of the month preceding the date of this Lease, and as used in (c) above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

               13.2.2. Continuation. Even though an Event of Default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession; and Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may, during the period Tenant is in default, enter the Premises and relet the same, or any portion thereof, to third parties for Tenant's account and Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises and like costs. Reletting may be for a period shorter or longer than the remaining Term. Tenant shall continue to pay the Rent on the date the same is due. No act by Landlord hereunder, including acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease, shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. In the event that Landlord elects to relet the

Premises, the rent that Landlord receives from reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent and Additional Rent; second, all costs, including maintenance, incurred by Landlord in reletting; and, third, Base Rent and Tenant's Share of Increases under this Lease. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. If, on the date Rent is due under this Lease, the rent received from the reletting is less than the Rent due on that date, Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs, including maintenance, Landlord incurred in reletting that remain after applying the rent received from reletting as provided hereinabove. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the Applicable Interest Rate from the date of such expenditure.

         13.3. Cumulative. Each right and remedy of Landlord provided for herein or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

14. ASSIGNMENT AND SUBLETTING. Tenant shall not assign or sublet, whether voluntarily or involuntarily or by operation of law, the Premises or any part thereof without Landlord's prior written approval, which shall not be unreasonably withheld. The merger of Tenant with any other entity or the transfer of any controlling or managing ownership or beneficial interest in Tenant shall constitute an assignment hereunder. If Tenant desires to assign this Lease or sublet any or all of the Building, Tenant shall give Landlord written notice forty-five (45) days prior to the anticipated effective date of the assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice and all related documents and agreements associated with the assignment or sublease, including without limitation, the financial statements of any proposed assignee or subtenant, to notify Tenant in writing that Landlord elects: (1) to permit Tenant to assign this Lease or sublet such space, subject however to Landlord's prior written approval of the proposed assignee or subtenant and of any related documents or agreements associated with the assignment or sublease received by Landlord hereunder or reasonably requested by Landlord; (2) to disapprove such proposed assignment or subletting or (3) to terminate this Lease as of the date specified in Landlord's notice thereof. If Landlord should fail to notify Tenant in writing of such election, Landlord shall be deemed to have elected option (2). This Lease may not be assigned by operation of law. Any purported assignment or subletting contrary to the provisions hereof shall be void. If Tenant receives rent or other consideration for any such transfer in excess of the Rent, or in case of the sublease of a portion of the Premises, in excess of such Rent that is fairly allocable to such portion, after appropriate adjustments to assure that all other payments required hereunder are appropriately taken into account, Tenant shall pay Landlord one hundred percent (100%) of the difference between each such payment of rent or other consideration and the Rent required hereunder. Landlord may, without waiving any rights or remedies, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the preceding sentence. Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to the Lease by assignees of Tenant without notifying Tenant or any successor of Tenant and without obtaining their consent. No permitted transfer shall be effective until there has been delivered to Landlord a counterpart of the transfer instrument in which the transferee agrees to be and remain jointly and severally liable with Tenant for the payment of Rent pertaining to the space and for the performance of all the terms and provisions of this Lease relating thereto arising on or after the date of the transfer. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises, the Building or the Project.

15.      ESTOPPEL, ATTORNMENT AND SUBORDINATION.

         15.1. Estoppel. Within ten (10) days after request by Landlord, Tenant shall deliver an estoppel certificate duly executed (and acknowledged if required by any lender), in the form attached hereto as Exhibit B, to any proposed mortgagee, purchaser or Landlord. Tenant's failure to deliver said statement in such time period shall be conclusive upon Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder; and (c) no more than one period's Base Rent has been paid in advance. Landlord reserves the right to substitute a different form of estoppel certificate upon the request of any proposed mortgagee or purchaser. If any financier should require that this Lease be amended (other than in the description of the Premises, the Term, the Permitted Use, the Rent or as will substantially, materially and adversely affect the rights of Tenant), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease supplement embodying such amendments. Tenant shall, within ten (10) days after the receipt of Landlord's notice, execute the tendered Lease supplement.

         15.2. Attornment. In the event of a foreclosure proceeding, the exercise of the power of sale under any mortgage or deed of trust or the termination of a ground lease, Tenant shall, if requested, attorn to the purchaser thereupon and recognize such purchaser as Landlord under this Lease; provided, however, Tenant's obligation to attorn to such purchaser shall be conditioned upon Tenant's receipt of a non-disturbance agreement.

         15.3. Subordination. This Lease shall be subject and subordinate to all ground leases and the lien of all mortgages and deeds of trust which now or hereafter affect the Premises or the Project or Landlord's interest therein, or on or against all such ground leases, and all amendments thereto, all without the necessity of Tenant's executing further instruments to effect such subordination. If requested, Tenant shall execute whatever documentation may be required to further effect the provisions of this paragraph.

16.      MISCELLANEOUS.

         16.1. General.

               16.1.1. Entire Agreement. This Lease sets forth all the agreements between Landlord and Tenant concerning the Premises; and there are no agreements either oral or written other than as set forth herein.

               16.1.2. Time of Essence. Time is of the essence of this Lease.

               16.1.3. Attorneys' Fees. In any action which either party brings to enforce its rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party including reasonable attorneys' fees, to be fixed by the court, and said costs and attorneys' fees shall be a part of the judgment in said action.

               16.1.4. Severable. If any provision of this Lease or the application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, the remaining provisions of this Lease and the application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated.

               16.1.5. Law. This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises are located.

               16.1.6. No Option. Submission of this Lease to Tenant for examination or negotiation does not constitute an option to lease, offer to lease or a reservation of, or option for, the Premises; and this document shall become effective and binding only upon the execution and delivery hereof by Landlord and Tenant.

               16.1.7. Successors and Assigns. This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord and, to the extent assignment is approved by Landlord, Tenant.

               16.1.8. Third Party Beneficiaries. Nothing herein is intended to create any third party benefit.

               16.1.9. Memorandum of Lease. Tenant shall not record this Lease or a short form memorandum hereof without Landlord's prior written consent.

               16.1.10. Agency, Partnership or Joint Venture. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease or any acts of the parties hereto shall be deemed to create any relationship other than the relationship of landlord and tenant.

               16.1.11. Merger. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof or a termination by Landlord shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

         16.2. Signs. All signs and graphics of every kind visible in or from public view or corridors, or the exterior of the Building or Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's signage program. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises; and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by such installation or removal.

         16.3. Waiver. No waiver of any default or breach hereunder shall be implied from any omission to take action on account thereof, notwithstanding any custom and practice or course of dealing, and no waiver shall affect any default other than the default specified in the waiver and then said waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant shall not be construed as a waiver of any subsequent breach of the same. No waiver by either party of any provision under this Lease shall be effective unless in writing and signed by such party.

         16.4. Financial Statements. Tenant shall provide to any lender, purchaser or Landlord, within ten (10) days after request, a current, accurate, certified financial statement for Tenant and Tenant's business prepared under generally accepted accounting principles consistently applied and such other certified financial information or tax returns as may be reasonably required by Landlord, purchaser or any lender of either.

         16.5. Limitation of Liability. The obligations of Landlord under this Lease are not personal obligations of the individual partners, directors, officers, shareholders, agents or employees of Landlord; and Tenant shall look solely to the Building for satisfaction of any liability and shall not look to other assets of Landlord nor seek recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord. Whenever Landlord transfers its interest, Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder and the transferee of Landlord's interest shall assume all liabilities and obligations of Landlord hereunder from the date of such transfer.

         16.6. Notices. All notices to be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or delivered by personal or courier delivery, or sent by facsimile (immediately followed by one of the preceding methods), to Landlord's Address and Tenant's Address, or to such other place as Landlord or Tenant may designate in a written notice given to the other party. Notices shall be deemed served upon the earlier of receipt or three (3) days after the date of mailing.

         16.7. Brokerage Commission. Tenant warrants to Landlord that Tenant's sole contact with Landlord or with the Premises in connection with this transaction has been directly with Landlord, and that no broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Tenant. Tenant and Landlord, respectively, shall each indemnify, defend by counsel acceptable to the other, protect and hold each other harmless from and against any loss, cost or expense, including, but not limited to, attorneys' fees and costs, resulting from any claim for a fee or commission by any broker or finder in connection with the Premises and this Lease.

         16.8. Authorization. Tenant shall furnish to Landlord, within ten (10) days after written request, evidence satisfactory to Landlord that the person who executed this Lease on behalf of Tenant was duly authorized to do so. Each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant and that such execution is binding upon Tenant.

         16.9. Holding Over; Surrender.

               16.9.1. If Tenant holds over the Premises or any part thereof after expiration or the earlier termination of the Term, such holding over shall constitute a month-to-month tenancy, at a rent equal to the Base Rent in effect immediately prior to such holding over plus one hundred percent (100%) thereof. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease. Without limiting the foregoing, if Tenant holds over the Premises or any part thereof after expiration or the earlier termination of the Term, Tenant shall indemnify, defend, protect and hold Landlord harmless from any and all claims (including claims of succeeding tenants), causes of action, expenses (including reasonable attorneys' fees), liabilities and lawsuits resulting from such a holdover.

               16.9.2. Upon the termination of this Lease or Tenant's right to possession of the Premises, Tenant will surrender the Premises, together with all keys, in good condition and repair, reasonable wear and tear excepted. Conditions existing because of Tenant's failure to perform maintenance, repairs or replacements shall not be deemed "reasonable wear and tear."

         16.10. Joint and Several. If Tenant consists of more than one person, the obligation of all such persons shall be joint and several.

         16.11. Covenants and Conditions. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

         16.12. Addenda. The Addenda attached hereto, if any, and identified with this Lease and initialed by the parties hereto are incorporated herein by this reference as if fully set forth herein.

                  IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.



                                        "Landlord"

                                        NETWORK APPLIANCE, INC.
                                        a California corporation



                                        By:  ___________________________________
                                        Its: ___________________________________



                                        "Tenant"

                                        TRW INC., an Ohio corporation



                                        By:  ___________________________________
                                        Its: ___________________________________

                                    EXHIBIT A

                                    PREMISES

                                    EXHIBIT B

                              ESTOPPEL CERTIFICATE

______________________
______________________
______________________
______________________


                  Re:    Lease dated _______________, 19___ ("Lease") by and
                         between ________________________________ ("Landlord")
                         and ______________________________ ("Tenant").

Gentlemen:

                  Reference is made to the above-described Lease in which the undersigned is the Tenant. We understand that you are entering into a transaction with the Landlord which relates to, among other things, this Lease; and we hereby, as a material inducement for you to enter into such transaction with Landlord, represent that:

                  1. A true and correct copy of the Lease is attached hereto as
Exhibit 1.

                  2. There are no modifications, amendments, supplements, arrangements, side letters or understandings, oral or written, of any sort, modifying, amending, altering, supplementing or changing the terms of the Lease except as follows: .

                  3. The Lease is in full force and effect, and the Lease has been duly executed and delivered by, and is a binding obligation of, the Tenant as set forth therein.

                  4. The undersigned acknowledges (a) that rent on the Lease has been paid up to and including _______________, 19___, (b) that monthly rent during the __________ (____) years of the term of the Lease is ____________________ Dollars ($____________) per month and (c) that rent has not been paid for any period after _______________, 19___, and shall not be paid for a period in excess of one (1) month in advance.

                  5. The improvements on the Premises are free from defects in design, materials and workmanship; and the improvements meet all governmental requirements, including, but not limited to, zoning and environmental requirements.

                  6. The Lease is not in default, and Landlord has performed the obligations required to be performed by Landlord under the terms thereof through the date hereof.

Dated:  _______________, 19___

                                        Very truly yours,

                                        "Tenant"


                                        _____________________________________, a
                                        ________________________________________



                                        By:  ___________________________________
                                        Its: ___________________________________

                                   SCHEDULE 1

                               HAZARDOUS MATERIALS




                                       1